     As filed with the Securities and Exchange Commission on August 7, 2000
                                                  Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ARADIGM CORPORATION
             (Exact name of registrant as specified in its charter)

     CALIFORNIA                                     94-3133088
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                                   ----------

                               3929 POINT EDEN WAY
                                HAYWARD, CA 94545
                    (Address of principal executive offices)

                                   ----------

                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                               RICHARD P. THOMPSON
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               3929 POINT EDEN WAY
                                HAYWARD, CA 94545
                                 (510) 265-9000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------

                                   Copies to:
                             JEFFREY S. ZIMMAN, ESQ.
                              JAMIE E. CHUNG, ESQ.
                               COOLEY GODWARD LLP
                         ONE MARITIME PLAZA, 20TH FLOOR
                             SAN FRANCISCO, CA 94111
                                 (415) 693-2000

                                   ----------
                                                            Page 1 of 8 Pages__
                                                      Exhibit Index at Page 6__

                         CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM
 TITLE OF SECURITIES    AMOUNT TO BE       OFFERING PRICE PER    AGGREGATE OFFERING          AMOUNT OF
   TO BE REGISTERED     REGISTERED           SHARE (1)              PRICE (1)            REGISTRATION FEE
----------------------------------------------------------------------------------------------------------

Shares of Common          120,000              $14.87             $1,784,400.00              $471.08
Stock, no par value
per share, reserved
for future issuance
under the Employee
Stock Purchase Plan
==========================================================================================================


(1) Estimated solely for the purpose of calculating the amount of the registration fee. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq National Market on August 3, 2000 for shares available for issuance pursuant to the Employee Stock Purchase Plan (pursuant to Rule 457(c) under the Act).

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8
                     NOS. 333-15947, 333-62039 AND 333-92169

        The contents of the Registration Statements on Form S-8 Nos. 333-15947, 333-62039 and 333-92169 filed with the Securities and Exchange Commission on November 12, 1996, August 21, 1998 and December 6, 1999, respectively, are incorporated by reference herein.

                                    EXHIBITS

 EXHIBIT
  NUMBER

    5.1      Opinion of Cooley Godward LLP

   23.1      Consent of Ernst & Young LLP, Independent Auditors

   23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
             Registration Statement

   24.1      Power of Attorney is contained on the signature pages



                                       3.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on June 29, 2000.


                                     ARADIGM CORPORATION


                                     By:  /s/ Richard P. Thompson
                                     -----------------------------
                                     Richard P. Thompson
                                     President and Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard P. Thompson and Norman Halleen, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE                                    TITLE                            DATE
            ---------                                    -----                            -----

/s/ Richard P. Thompson                      President, Chief Executive         June 29, 2000
------------------------------------         Officer and Director
           (Richard P. Thompson)             (Principal Executive Officer)

/s/ Norman Halleen                           Vice President, Finance &          July 5, 2000
------------------------------------         Administration and Chief
              (Norman Halleen)               Financial Officer (Principal
                                             Financial and Accounting
                                             Officer)


/s/ Reid M. Rubsamen, M.D.                   Vice President, Medical            July 5, 2000
------------------------------------         Affairs, Secretary and
          (Reid M. Rubsamen, M.D.)           Director

/s/ Frank H. Barker                          Director                           June 29, 2000
------------------------------------
             (Frank H. Barker)

                                       4.

/s/ Wayne I. Roe                             Director                     July 4, 2000
------------------------------------
               (Wayne I. Roe)

/s/ Virgil D. Thompson                       Director                     July 5, 2000
------------------------------------
            (Virgil D. Thompson)



                                       5.

                                  EXHIBIT INDEX

  EXHIBIT                                                                   SEQUENTIAL
  NUMBER                       DESCRIPTION                                 PAGE NUMBERS
  -------                      -----------                                 ------------
     5.1     Opinion of Cooley Godward LLP                                        7
    23.1     Consent of Ernst & Young LLP, Independent Auditors                   8
    23.2     Consent of Cooley Godward LLP is contained in Exhibit 5.1 to        --
             this Registration Statement
    24.1     Power of Attorney is contained on the signature pages.              --


                                       6.